SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 25, 2001

                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

        4812                         Nevada                      860887822

(Commission File Number)   (State or Other Jurisdiction        (IRS Employer
                                 of Incorporation)           Identification No.)

520 Third Street, Suite 101 Oakland, California                    94607
(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's Telephone Number, Including Area Code: 510-839-6100


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Item 5. Recent Events
See attached press release.


Item 7. Exhibits

Exhibit No.        Document
----------         --------
99.1               Press Release announcing the Appointment of Jack W. Cutter as
                   Chairman of the Board of Directors.


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
                                   Signatures

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Wide Wireless Communications, Inc.
(Registrant)



By: /s/ Harry Kraatz
   -----------------------------------
Harry Kraatz
Assistant Secretary



Dated: April 25, 2001


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